UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 26, 2011

CIFC DEERFIELD CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32551	20-2008622
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 5th Floor
New York, NY	10177
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 624-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)                                  Amendment of Services Agreement

On April 26, 2011, CIFC Deerfield Corp. (the “Company”) and SFN Professional Services LLC, d/b/a Tatum (“Tatum”), entered into an amendment of the Interim Services Agreement (as amended, the “Services Agreement”), which sets forth the terms and conditions of the services provided by Kenneth Posner, as interim Chief Financial Officer of the Company.  The amendment (i) provides that the Company will pay Tatum a fee of $65,000 per month for Mr. Posner’s services under the Services Agreement and (ii) extends the term of the Services Agreement through June 30, 2011.

The foregoing summary of the Services Agreement is not complete and is qualified in its entirety by reference to the Amended Schedule to Interim Services Agreement and the Services Agreement, copies of which are filed, respectively, as Exhibit 10.1 hereto and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2010, and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

10.1	Amended Schedule to Interim Services Agreement, dated as of April 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC DEERFIELD CORP.

Date: April 29, 2011	By:	/s/ Robert A. Contreras
		Name:	Robert A. Contreras
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit

The following Exhibits are filed with this Current Report on Form 8-K:

10.1	Amended Schedule to Interim Services Agreement dated April 26, 2011